SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act

                                 April 24, 2000
                   Date of Report (Date of Earliest Reported)


                                 FIRSTCAI, INC.
                       (Name of Small BusinessRegistrant)



        Nevada                      0-27891                    86-0965901
(State of Incorporation)          (Commission               (I.R.S. Employer
                                  File Number)           Identification Number)


           10245 East Via Linda, Suite 220, Scottsdale, Arizona 85258 (Address of Principal Executive Offices Including Zip Code)


                                 (480) 421-2882
                           (Issuers Telephone Number)


            4300 North Miller Rd. Suite 120 Scottsdale, Arizona 85251
                 (Former Address If Changed Since Last Report)

ITEM 5. OTHER EVENTS

     The control shareholder executed a new lease and moved the registrant to 10245 East Via Linda, Suite 220, Scottsdale, Arizona 85258 as of April 20, 2000.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Firstcai, Inc.

April 24, 2000                              By: /s/ Edmond Lonergan
                                               -----------------------
                                               Edmond Lonergan
                                               Director and President

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